Summary of Significant Accounting Policies: Recently Adopted Accounting Standard Updates (Policies)	9 Months Ended
Sep. 30, 2018
Policies
Recently Adopted Accounting Standard Updates

Recently Adopted Accounting Standard Updates

In February 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (“ASU 2018-02”), effective in 2018. The Company elected to adopt ASU 2018-02 in 2018. The new guidance permits reclassification from accumulated other comprehensive income (“AOCI”) to retained earnings for “stranded tax effects” as defined in ASU 2018-02. Stranded tax effects occur when a change in enacted tax rates is recorded in income from continuing operations, even in situations in which the related income tax effects were originally recognized in AOCI, rather than in income from continuing operations. Companies may elect to make the reclassification only as it relates to the U.S. federal income tax rate cut made by the Tax Act. The Company’s election reduced retained earnings and increased AOCI by $3 but did not change total stockholder's equity or net income.

In August 2018, the FASB issued ASU No. 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), effective in 2020, with early adoption permitted. The Company elected to adopt ASU 2018-13 in 2018. Items removed from Note 4, Fair Value, include the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels, and the valuation process for Level 3 fair value measurements. New disclosures added include the changes in unrealized gains and losses included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements.